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                                                                     EXHIBIT 1.1


                                     Shares

                                  Common Stock

                                  ($ Par Value)

                             UNDERWRITING AGREEMENT

March 29, 1999


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                             UNDERWRITING AGREEMENT

                                                                  March 29, 1999

WARBURG DILLON READ LLC,
as Managing Underwriter
299 Park Avenue
New York, New York  10171-0026

Ladies and Gentlemen:

     Cypress Semiconductor Corporation, a Delaware corporation (the "Company"), proposes to issue and sell and the persons named in Schedule A annexed hereto (the "Selling Stockholders") propose to sell to you as underwriter (the "Underwriter") an aggregate of shares (the "Firm Shares") of Common Stock, $.01 par value (the "Common Stock"), of the Company, of which shares are to be issued and sold by the Company and an aggregate of shares are to be sold by the Selling Stockholders in the respective amounts set forth under the caption "Firm Shares" in Schedule B annexed hereto. In addition, solely for the purpose of covering over-allotments, the Company proposes to grant to the Underwriters the option to purchase from the Company up to an additional shares of Common Stock (the "Additional Shares"). The Firm Shares and the Additional Shares are hereinafter collectively sometimes referred to as the "Shares." The Shares are described in the Prospectus which is referred to below.

     The Company has filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively called the "Act"), with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3, (File No. 333-67203) including a prospectus, relating to the Shares, which incorporates by reference documents which the Company has filed or will file in accordance with the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively called the "Exchange Act"). The Company has furnished to you , for use by the Underwriter and by dealers, copies of one or more preliminary prospectuses and the documents incorporated by reference therein (each thereof, including the documents incorporated therein by reference, being herein called a "Preliminary Prospectus") relating to the Shares. Except where the context otherwise requires, the registration statement, as amended when it becomes effective, including all documents filed as a part thereof or incorporated by reference therein, and including any information contained in a prospectus subsequently filed with the Commission pursuant to Rule 424(b) under the Act and deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under

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the Act and also including any registration statement filed pursuant to Rule
462(b) under the Act, is herein called the Registration Statement, and the prospectus, including all documents incorporated therein by reference, in the form filed by the Company with the Commission pursuant to Rule 424(b) under the Act on or before the second business day after the date hereof (or such earlier time as may be required under the Act) or, if no such filing is required, the form of final prospectus included in the Registration Statement at the time it became effective, is herein called the Prospectus.

     The Company, the Selling Stockholders and the Underwriter agree as follows:

     1. Sale and Purchase. Upon the basis of the warranties and representations and subject to the terms and conditions herein set forth: (i) the Company agrees to sell to the Underwriter and the Underwriter agrees to purchase from the Company ___________ Firm Shares at a purchase price of $ per Share; and (ii) each of the Selling Stockholders, severally and not jointly, agrees to sell to the Underwriter and the Underwriter agrees to purchase from such Selling Stockholder the respective number of Firm Shares set forth opposite the name of such Selling Stockholder in Schedule A annexed hereto, in each case at a purchase price of $ per Share. The Underwriter intends (i) to make a public offering of the Firm Shares as soon after the date hereof as in your judgment is advisable and (ii) initially to offer the Firm Shares upon the terms set forth in the Prospectus. You may from time to time increase or decrease the public offering price after the initial public offering to such extent as you may determine.

     In addition, the Company hereby grants to the Underwriter the option to purchase, and upon the basis of the warranties and representations and subject to the terms and conditions herein set forth, the Underwriter shall have the right to purchase, from the Company all or a portion of the Additional Shares as may be necessary to cover over-allotments made in connection with the offering of the Firm Shares, at the same purchase price per share to be paid by the Underwriters to the Company for the Firm Shares. This option may be exercised by you at any time (but not more than once) on or before the thirtieth day following the date hereof, by written notice to the Company. Such notice shall set forth the aggregate number of Additional Shares as to which the option is being exercised, and the date and time when the Additional Shares are to be delivered (such date and time being herein referred to as the additional time of purchase); provided, however, that the additional time of purchase shall not be earlier than the time of purchase (as defined below) nor earlier than the second business day after the date on which the option shall have been exercised nor later than the tenth business day after the date on which the option shall have been exercised.

     2. Payment and Delivery. Payment of the purchase price for the Firm Shares shall be made to the Company and the Selling Stockholders by Federal Funds wire


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transfer, against delivery of the certificates for the Firm Shares to you through the facilities of the Depository Trust Company ("DTC") for the account of the Underwriters. Such payment and delivery shall be made at 10:00 A.M., New York City time, on April __, 1999 (unless another time shall be agreed to by you, the Company and the Selling Stockholders or unless postponed in accordance with the provisions of Section 10 hereof). The time at which such payment and delivery are actually made is hereinafter sometimes called the time of purchase. Certificates for the Firm Shares shall be delivered to you in definitive form in such names and in such denominations as you shall specify no later than the second business day preceding the time of purchase. For the purpose of expediting the checking of the certificates for the Firm Shares by you, the Company and the Selling Stockholders agree to make such certificates available to you for such purpose at least one full business day preceding the time of purchase.

     Payment of the purchase price for the Additional Shares shall be made at the additional time of purchase in the same manner and at the same office as the payment for the Firm Shares. Certificates for the Additional Shares shall be delivered to you in definitive form in such names and in such denominations as you shall specify no later than the second business day preceding the additional time of purchase. For the purpose of expediting the checking of the certificates for the Additional Shares by you, the Company agree to make such certificates available to you for such purpose at least one full business day preceding the additional time of purchase.

     3. Representations and Warranties of the Company. The Company represents and warrants to the Underwriter that:

          (a) the Company has not received, and has no notice of, any order of the Commission preventing or suspending the use of any Preliminary Prospectus, or instituting proceedings for that purpose, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act; when the Registration Statement becomes effective, the Registration Statement and the Prospectus will fully comply in all material respects with the provisions of the Act, and the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement have been so described or filed;


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provided, however, that the Company makes no warranty or representation with respect to any statement contained in the Registration Statement or the Prospectus in reliance upon and in conformity with information concerning the Underwriter and furnished in writing by or on behalf of the Underwriter through you to the Company expressly for use in the Registration Statement or the Prospectus; the documents incorporated by reference in the Prospectus, at the time they were filed with the Commission, complied in all material respects with the requirements of the Exchange Act, and do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and the Company has not distributed any offering material in connection with the offering or sale of the Shares other than the Registration Statement, the Preliminary Prospectus, the Prospectus or any other materials, if any, permitted by the Act;

          (b) as of the date of this Agreement, the Company has an authorized capitalization as set forth under the heading entitled "Actual" in the section of the Registration Statement and the Prospectus entitled "Capitalization" and, as of the time of purchase the Company shall have an authorized capitalization as set forth under the heading entitled "As Adjusted" in the section of the Registration Statement and the Prospectus entitled "Capitalization"; all of the issued and outstanding shares of capital stock including Common Stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable, have been issued in compliance with all federal and state securities laws and were not issued in violation of any preemptive right, resale right, right of first refusal or similar right;

          (c) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement;

          (d) the Company is duly qualified to do business as a foreign corporation in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to so qualify would not have a material adverse effect on the business, properties, financial condition or results of operation of the Company and its Subsidiaries (as hereinafter defined) taken as a whole (a "Material Adverse Effect"). The Company has no subsidiaries (as defined in the Rules and Regulations) other than the entities listed on Exhibit 21.1 to the Company's


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Annual Report on Form 10-K for the fiscal year ended January 3, 1999
(collectively, the "Subsidiaries"); other than the Subsidiaries, the Company does not own, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any firm, partnership, joint venture, association or other entity; complete and correct copies of the certificates of incorporation and of the bylaws of the Company and the Subsidiaries and all amendments thereto have been delivered to you, and except as set forth in the exhibits to the Registration Statement no changes therein will be made subsequent to the date hereof and prior to the Closing Date; each Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement; each Subsidiary is duly qualified to do business as a foreign corporation in good standing in each jurisdiction where the ownership or leasing of the properties or the conduct of its business requires such qualification, except where the failure to so qualify would not have a Material Adverse Effect; all of the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and (except as otherwise described in this Section 3(d)) are owned by the Company subject to no security interest, other encumbrance or adverse claims; no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or ownership interests in the Subsidiaries are outstanding.

          (e) neither the Company nor any of its Subsidiaries is in breach of, or in default under (nor has any event occurred which with notice, lapse of time, or both would result in any breach of, or constitute a default under) its respective charter or by-laws or in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of them or any of their properties is bound, and the execution, delivery and performance of this Agreement, the issuance and sale of the Shares and the consummation of the transactions contemplated hereby will not conflict with, or result in any breach of or constitute a default under (nor constitute any event which with notice, lapse of time, or both would result in any breach of, or constitute a default under) any provisions of the charter or by-laws, of the Company or any of its Subsidiaries or under any provision of any license, indenture, mortgage, deed of trust, bank loan or credit


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agreement or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of them or their respective properties may be bound or affected, or under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or any of its Subsidiaries;

          (f) this Agreement has been duly authorized, executed and delivered by the Company and is a legal, valid and binding agreement of the Company enforceable in accordance with its terms;

          (g) the capital stock of the Company, including the Shares, conforms in all material respects to the description thereof contained in the Registration Statement and Prospectus and the certificates for the Shares are in due and proper form and the holders of the Shares will not be subject to personal liability by reason of being such holders;

          (h) the Shares have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable;

          (i) no approval, authorization, consent or order of or filing with any national, state or local governmental or regulatory commission, board, body, authority or agency is required in connection with the issuance and sale of the Shares or the consummation by the Company of the transaction as contemplated hereby other than registration of the Shares under the Act and any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters or under the rules and regulations of the National Association of Securities Dealers, Inc. (the "NASD");

          (j) no person has the right, contractual or otherwise, to cause the Company to issue to it, or register pursuant to the Act, any shares of capital stock of the Company upon the issue and sale of the Shares to the Underwriter hereunder, nor does any person have preemptive rights, co-sale rights, rights of first refusal or other rights to purchase any of the Shares other than those that have been expressly waived prior to the dates hereof;

          (k) PricewaterhouseCoopers LLP, whose reports on the consolidated financial statements of the Company and its Subsidiaries are filed with the Commission as part of the Registration Statement and Prospectus, are independent public accountants as required by the Act;


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          (l)  each of the Company and its Subsidiaries has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any federal, state, local or foreign law, regulation or rule, and has obtained all necessary authorizations, consents and approvals from other persons, in order to conduct its respective business; neither the Company nor any of its Subsidiaries is in violation of, or in default under, any such license, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or any of its Subsidiaries the effect of which could have a Material Adverse Effect;

          (m) all legal or governmental proceedings, contracts, leases or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement have been so described or filed as required;

          (n) there are no actions, suits, claims, investigations or proceedings pending or threatened to which the Company or any of its Subsidiaries or any of their respective officers is a party or of which any of their respective properties is subject at law or in equity, or before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency which could result in a judgment, decree or order having a Material Adverse Effect or consummation of the transaction contemplated hereby;

          (o) the audited financial statements included in the Registration Statement and the Prospectus present fairly the consolidated financial position of the Company and its Subsidiaries as of the dates indicated and the consolidated results of operations and cash flows of the Company and its Subsidiaries for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved;

          (p) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been: (i) any material adverse change, or any development which, in the Company's reasonable judgment, is likely to cause a material adverse change, in the business, properties or assets described or referred to in the Registration Statement, or the results of operations, condition (financial or otherwise), business or operations of the Company and its Subsidiaries taken as a whole;
(ii) any transaction which is material to the Company or its Subsidiaries, except transactions in the ordinary course of business; (iii) any obligation, direct or contingent, which is material to


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the Company and its Subsidiaries taken as a whole, incurred by the Company or its Subsidiaries, except obligations incurred in the ordinary course of business; (iv) any change in the capital stock or outstanding indebtedness of the Company or its Subsidiaries; or (v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company; neither the Company nor its Subsidiaries has any material contingent obligation which is not disclosed in the Registration Statement;

          (q) the Company has obtained the agreement of each of its directors and its five highest-paid officers not to sell, offer to sell, contract to sell, hypothecate grant any option to sell or otherwise dispose of, directly or indirectly, any shares of Common Stock or securities convertible into or exchangeable for Common Stock or warrants or other rights to purchase Common Stock for a period of 30 days after the date of the Prospectus; and

          (r) the Company is not and, after giving effect to the offering and sale of the Shares, will not be an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

     4. Representations and Warranties of the Selling Stockholder. Each Selling Stockholder, severally and not jointly, represents and warrants to each Underwriter that:

          (a) such Selling Stockholder, at the time of delivery thereof, will be the lawful owner of the number of Shares to be sold by such Selling Stockholder pursuant to this Agreement and, at the time of delivery thereof, will have valid and marketable title to such Shares, and upon delivery of and payment for such Shares (whether at the time of purchase or the additional time of purchase, as the case may be), the Underwriters will acquire valid and marketable title to such Shares free and clear of any claim, lien, encumbrance, security interest, community property right, restriction on transfer or other defect in title;

          (b) such Selling Stockholder has and at the time of delivery of such Shares will have, full legal right, power and capacity, and any approval required by law (other than those imposed by the Act and the securities or blue sky laws of certain jurisdictions), to sell, assign, transfer and deliver such Shares in the manner provided in this Agreement;


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          (c)  when the Registration Statement becomes effective and at all times subsequent thereto through the time of purchase or the termination of the offering of the Shares, the Registration Statement and Prospectus, and any supplements or amendments thereto, insofar as the statements therein relate to such Selling Stockholder, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

          (d) such Selling Stockholder has duly executed and delivered this Agreement and any other document necessary or desirable in connection with the transactions contemplated thereby; and

          (e) the sale of such Selling Stockholder's Shares pursuant to this Agreement is not prompted by any information concerning the Company which is not set forth in the Prospectus.

     5.   Certain Covenants of the Company. The Company hereby agrees:

          (a) to furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offering and sale under the securities or blue sky laws of such states as you may designate and to maintain such qualifications in effect so long as required for the distribution of the Shares; provided that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such state (except service of process with respect to the offering and sale of the Shares); and to promptly advise you of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

          (b) to make available to the Underwriter in New York City, as soon as practicable after the Registration Statement becomes effective, and thereafter from time to time to furnish to the Underwriter, as many copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) as the Underwriter may request for the purposes contemplated by the Act; in the Underwriter is required to deliver a prospectus within the nine-month period referred to in Section 10(a)(3) of the Act in connection with the sale of the Shares, the Company will prepare promptly upon request, but at the expense of the Underwriter, such amendment to the Registration Statement and such


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                                      -10-


prospectuses as may be necessary to permit compliance with the requirements of
Section 10(a)(3) of the Act;

          (c) to advise you promptly and (if requested by you) to confirm such advice in writing, (i) when the Registration Statement has become effective and when any post-effective amendment thereto becomes effective and (ii) if Rule 430A under the Act is used, when the Prospectus is filed with the Commission pursuant to Rule 424(b) under the Act (which the Company agrees to file in a timely manner under such Rules);

          (d) to advise you promptly, confirming such advice in writing, of any request by the Commission for amendments or supplements to the Registration Statement or Prospectus or for additional information with respect thereto, or of notice of institution of proceedings for, or the entry of a stop order suspending the effectiveness of the Registration Statement and, if the Commission should enter a stop order suspending the effectiveness of the Registration Statement, to make every reasonable effort to obtain the lifting or removal of such order as soon as possible; to advise you promptly of any proposal to amend or supplement the Registration Statement or Prospectus including by filing any documents that would be incorporated therein by reference and to file no such amendment or supplement to which you shall object in writing;

          (e) to file promptly all reports and any definitive proxy or information statement required to be filed by the Company with the Commission in order to comply with the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the shares, and to promptly notify you of such filing;

          (f) if necessary or appropriate, to file a registration statement pursuant to Rule 462(b) under the Act;

          (g) to advise the Underwriter promptly of the happening of any event known to the Company within the time during which a Prospectus relating to the Shares is required to be delivered under the Act which, in the judgment of the Company, would require the making of any change in the Prospectus then being used, or in the information incorporated therein by reference, so that the Prospectus would not include an untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading, and, during such time, to prepare and furnish, at the Company's expense, to the Underwriter promptly such amendments or supplements to such Prospectus as may be necessary to reflect any such change and to furnish you a copy of such proposed amendment or supplement before filing any such amendment or supplement with the Commission;

          (h) to make generally available to its security holders, and to deliver to you, an earnings statement of the Company (which will satisfy the provisions of Section 11(a) of the Act) covering a period of 12 months beginning after the effective date of the Registration Statement (as defined in Rule 158(c) of the Act) as soon as is reasonably practicable after the termination of such 12-month period;

          (i) to furnish to its shareholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, shareholders' equity and of cash flow of the Company for such fiscal year, accompanied by a copy of the certificate or report thereon of nationally recognized independent certified public accountants;

          (j) to furnish to you two signed copies of the Registration Statement, as initially filed with the Commission, and of all amendments thereto (including all exhibits thereto and documents incorporated by reference therein);

          (k) to furnish to you as early as practicable prior to the time of purchase, but not later than two business days prior thereto, a copy of the latest available unaudited interim consolidated financial statements, if any, of the Company and its Subsidiaries which have been read by the Company's independent certified public accountants, as stated in their letter to be furnished pursuant to Section 8(c) hereof;

          (l) to furnish to you, before filing with the Commission subsequent to the effective date of the Registration Statement and during the period referred to in paragraph (e) above, a copy of any document proposed to be filed pursuant to Section 13, 14 or 15(d) of the Exchange Act;

          (m) not to sell, offer or agree to sell, contract to sell, grant any option to sell or otherwise dispose of, directly or indirectly, any shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock or warrants or other rights to purchase Common Stock or any other securities of the Company that are substantially similar to Common Stock or permit the registration under the Act of any shares of Common Stock, except for the registration of the Shares and the sales to the Underwriter pursuant to this

Agreement and except for issuances of Common Stock upon the exercise of outstanding options, warrants and debentures, for a period of 30 days after the date hereof, without your prior written consent; and

          (n) to use its best efforts to cause the Shares to be listed on the New York Stock Exchange.

     6. Certain Covenants of the Company and the Selling Stockholder. The Company and each of the Selling Stockholder agree with the Underwriter as follows:

          (a) the Company will pay all expenses, fees and taxes (other than any transfer taxes and fees and disbursements of counsel for the Underwriter except as set forth under Section 7 hereof or (iii) or (iv) below) in connection with
(i) the preparation and filing of the Registration Statement, each Preliminary Prospectus, the Prospectus and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the issuance, sale and delivery of the Shares by the Company and the Selling Stockholders, (iii) the word processing and/or printing of this Agreement, any dealer agreements, any Statements of Information and the reproduction and/or printing and furnishing of copies of each thereof to the Underwriter and to dealers (including costs of mailing and shipment), (iv) the qualification of the Shares for offering and sale under state laws and the determination of their eligibility for investment under state law as aforesaid (including the legal fees and filing fees and other disbursements of counsel to the Underwriter) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriter and to dealers, (v) any listing of the Shares on any securities exchange and any registration thereof under the Exchange Act, (vi) the filing for review of the public offering of the Shares by the NASD, and (vii) the performance of the Company's and the Selling Stockholders' other obligations hereunder; and

          (b) the Company will not issue, sell, grant any option to sell or otherwise dispose of, directly or indirectly, any shares of Common Stock or securities convertible into or exchangeable for Common Stock or warrants or other rights to purchase Common Stock or permit the registration under the Act of any shares of Common Stock, except for the registration of the Shares and the sales to the Underwriter pursuant to this Agreement and except for issuances of Common Stock in connection with acquisitions of other companies or upon the exercise of outstanding options, warrants and debentures, for a period of 30 days after the date of the Prospectus, without your prior written consent.

     7. Reimbursement of Underwriters' Expenses. If the Shares are not delivered for any reason other than the termination of this Agreement pursuant to the first two paragraphs of Section 10 hereof or the default by the Underwriter in its obligations hereunder, the Company shall, in addition to paying the amounts described in Section 6(a) hereof, reimburse the Underwriter for all of its out-of-pocket expenses, including the fees and disbursements of its counsel.

     8. Conditions of Underwriter's Obligations. The obligations of the Underwriter hereunder are subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholder on the date hereof and at the time of purchase (and the obligations of the Underwriter at the additional time of purchase are subject to the accuracy of the representations and warranties on the part of the Company on the date hereof and at the time of purchase (unless previously waived) and at the additional time of purchase, as the case may be), the performance by the Company and the Selling Stockholders of their obligations hereunder and to the following additional conditions precedent:

          (a) The Company shall furnish to you at the time of purchase and at the additional time of purchase, as the case may be, an opinion of Wilson, Sonsini, Goodrich & Rosati, counsel for the Company, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, and in form satisfactory to Gibson, Dunn & Crutcher LLP, counsel for the Underwriters, stating that:

               (i) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement and the Prospectus, to execute and deliver this Agreement and to issue, sell and deliver the Shares as herein contemplated;

               (ii) each of the Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of its respective jurisdiction of incorporation with full corporate power and authority to own, lease and operate its respective properties and to conduct its respective business;

               (iii) the Company and its Subsidiaries are duly qualified or licensed by each jurisdiction in which they conduct their respective businesses and in which the failure, individually or in the aggregate, to be so licensed or qualified could have a Material Adverse Effect and the Company and its

Subsidiaries are duly qualified, and are in good standing, in each jurisdiction in which they own or lease real property or maintain an office and in which such qualification is necessary;

               (iv) this Agreement has been duly authorized, executed and delivered by the Company;

               (v) the Shares have been duly authorized and, when issued and delivered to and paid for by the Underwriters, will be duly and validly and issued and will be fully paid and non-assessable;

               (vi) the Company has an authorized capitalization as set forth in the Registration Statement and the Prospectus; the outstanding shares of capital stock of the Company have been duly and validly authorized and issued, and are fully paid, nonassessable and free of statutory and contractual preemptive rights; the Shares when issued will be free of statutory and contractual preemptive rights, resale rights, rights of first refusal and similar rights; the certificates for the Shares are in due and proper form and the holders of the Shares will not be subject to personal liability by reason of being such holders;

               (vii) other than the Subsidiaries, the Company does not own or control, directly or indirectly, any corporation, association or other entity; each Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement; each Subsidiary is duly qualified to do business as a foreign corporation in good standing in each jurisdiction where the ownership or leasing of the properties or the conduct of its business requires such qualification, except where the failure to so qualify would not have a Material Adverse Effect; all of the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and, except as otherwise stated in the Registration Statement, are owned by the Company, in each case subject to no security interest, other encumbrance or adverse claim; to the best of such counsel's knowledge, no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or ownership interests in the Subsidiaries are outstanding;

               (viii) the capital stock of the Company, including the Shares, conforms to the description thereof contained in the Registration Statement and Prospectus;

               (ix) the Registration Statement and the Prospectus (except as to the financial statements and schedules and other financial and statistical data contained or incorporated by reference therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act;

               (x) the Registration Statement has become effective under the Act and, to the best of such counsel's knowledge, no stop order proceedings with respect thereto are pending or threatened under the Act and any required filing of the Prospectus and any supplement thereto pursuant to Rule 424 under the Act has been made in the manner and within the time period required by such Rule 424;

               (xi) no approval, authorization, consent or order of or filing with any national, state or local governmental or regulatory commission, board, body, authority or agency is required in connection with the issuance and sale of the Shares and consummation by the Company of the transactions contemplated hereby other than registration of the Shares under the Act (except such counsel need express no opinion as to any necessary qualification under the state securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriter);

               (xii) the execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both, would result in any breach of or constitute a default under), any provisions of the charter or by-laws of the Company or any of its Subsidiaries or under any provision of any license, indenture, mortgage, deed of trust, bank loan, credit agreement or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of them or their respective properties may be bound or affected, or under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or any of its Subsidiaries;

               (xiii) to the best of such counsel's knowledge, neither the Company nor any of its Subsidiaries is in violation of its charter or by-laws or is in breach of, or in default under (nor has any event occurred which with notice, lapse of time, or both would result in any breach of, or constitute a default under), any license, indenture, mortgage, deed of trust, bank loan or any other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of them or their respective properties may be bound or affected or under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or any of its Subsidiaries;

               (xiv) to the best of such counsel's knowledge, there are no contracts, licenses, agreements, leases or documents of a character which are required to be filed as exhibits to the Registration Statement or to be summarized or described in the Prospectus which have not been so filed, summarized or described;

               (xv) to the best of such counsel's knowledge, there are no actions, suits, claims, investigations or proceedings pending, threatened or contemplated to which the Company or any of its Subsidiaries is subject or of which any of their respective properties, is subject at law or in equity or before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency which are required to be described in the Prospectus but are not so described;

               (xvi) the documents incorporated by reference in the Registration Statement and Prospectus, when they were filed (or, if an amendment with respect to any such document was filed when such amendment was filed) with the Commission, complied as to form in all material respects with the Exchange Act (except as to the financial statements and schedules and other financial and statistical data contained or incorporated by reference therein as to which such counsel need express no opinion);

               (xvii) the Company will not, upon consummation of the transactions contemplated by this Agreement, be an "investment company," or a "promoter" or "principal underwriter" for, a "registered investment company," as such terms are defined in the Investment Company Act of 1940, as amended;

               (xviii) such counsel have participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants of the Company and representatives of the Underwriter at which the contents of the Registration Statement and Prospectus were discussed and, although such counsel is not passing upon and does not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or Prospectus (except as and to the extent stated in subparagraphs (vi) and (viii) above), on the basis of the foregoing nothing has come to the attention of such counsel that causes them to believe that the Registration Statement or any amendment thereto at the time such Registration Statement or amendment became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus or any supplement thereto at the date of such Prospectus or such supplement, and at all times up to and including the time of purchase or additional time of purchase, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and schedules and other financial and statistical data included in the Registration Statement or Prospectus).

          (b) You shall have received from PricewaterhouseCoopers LLP, letters dated, respectively, the date of this Agreement and the time of purchase and additional time of purchase, as the case may be, and addressed to the Underwriter in the forms heretofore approved by you.

          (c) You shall have received at the time of purchase and at the additional time of purchase, as the case may be, the favorable opinion of Gibson, Dunn Crutcher LLP, counsel for the Underwriter, dated the time of purchase or the additional time of purchase, as the case may be, as to the matters referred to in subparagraphs (iv), (v), (viii) (with respect to the Shares only), (ix) and (x) of paragraph (a) of this Section 8. In addition, such counsel shall state that such counsel have participated in conferences with officers and other representatives of the Company, counsel for the Company, representatives of the independent public accountants of the Company and representatives of the Underwriter at which the contents of the Registration Statement and Prospectus and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and Prospectus (except as to matters referred to with respect to the Shares under subparagraph (viii) of paragraph (a) of this Section 8), on the basis of the foregoing, no facts have come to the attention of such counsel which lead them to believe that the Registration Statement or any amendment thereto at the time such Registration Statement or amendment became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus as of its date or any supplement thereto as of its date contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no comment with respect to the financial statements and schedules and other financial and statistical data included in the Registration Statement or Prospectus).

          (d) No amendment or supplement to the Registration Statement or Prospectus, including documents deemed to be incorporated by reference therein, shall be filed prior to the time the Registration Statement becomes effective to which you object in writing.

          (e) The Registration Statement shall become effective, or if Rule 430A under the Act is used, the Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act, at or before 5:00 P.M., New York City time, on the date of this Agreement, unless a later time (but not later than 5:00 P.M., New York City time, on the second full business day after the date of this Agreement) shall be agreed to by the Company, the Selling Stockholders and you in writing or by telephone, confirmed in writing; provided, however, that the Company, the Selling Stockholders and you may from time to time agree on a later date.

          (f) Prior to the time of purchase or the additional time of purchase, as the case may be, (i) no stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Act or proceedings initiated under Section 8(d) or 8(e) of the Act; (ii) the Registration Statement and all amendments thereto, or modifications thereof, if any, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (iii) the Prospectus and all amendments or supplements thereto, or modifications thereof, if any, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading.

          (g) Between the time of execution of this Agreement and the time of purchase or the additional time of purchase, as the case may be, (i) no material and unfavorable change, financial or otherwise (other than as referred to in the Registration Statement and Prospectus), in the business, condition or prospects of the Company and its Subsidiaries taken as a whole shall occur or become known and (ii) no transaction which is material and unfavorable to the Company shall have been entered into by the Company or any of its Subsidiaries.

          (h) The Company will, at the time of purchase or additional time of purchase, as the case may be, deliver to you a certificate of two of its executive officers to the effect that the representations and warranties of the Company as set forth in this Agreement are true and correct as of each such date, that the Company shall perform such of its obligations under this Agreement as are to be performed at or before the time of purchase and at or before the additional time of purchase, as the case may be and the conditions set forth in paragraphs (g) and (h) of this Section 8 have been met.

          (i) The Company and the Selling Stockholder shall have furnished to you such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement and the Prospectus as of the time of purchase and the additional time of purchase, as the case may be, as you may reasonably request.

          (j) The Shares shall have been approved for listing on the Exchange, subject only to notice of issuance at or prior to the time of purchase.

          (k) Between the time of execution of this Agreement and the time of purchase or additional time of purchase, as the case may be, there shall not have occurred any downgrading, nor shall any notice or announcement have been given or made of (i) any intended or potential downgrading or (ii) any review or possible change that does not indicate an improvement, in the rating accorded any securities of or guaranteed by the Company or any Subsidiary by any "nationally recognized statistical rating organization", as that term is defined in Rule 436(g)(2) under the Act.

     9. Effective Date of Agreement; Termination. This Agreement shall become effective (i) if Rule 430A under the Act is not used, when you shall have received notification of the effectiveness of the Registration Statement, or
(ii) if Rule 430A under the Act is used, when the parties hereto have executed and delivered this Agreement.

     The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of you if, since the time of execution of this Agreement or the respective dates as of which information is given in the Registration Statement and Prospectus, (y) there has been any material adverse and unfavorable change, financial or otherwise (other than as referred to in the Registration Statement and Prospectus), in the operations, business, condition or prospects of the Company and its Subsidiaries taken as a whole, which would, in your judgment make it impracticable to market the Shares or (z) there shall have occurred any downgrading, or any notice shall have been given of (i) any intended or potential downgrading or (ii) any review or possible change that does not indicate an improvement, in the rating accorded any securities of or guaranteed by the Company or any Subsidiary by any "nationally recognized statistical rating organization", as that term is defined in Rule 436(g)(2) under the Act or, if, at any time prior to the time of purchase or, with respect to the purchase of any Additional Shares, the additional time of purchase, as the case may be, trading in securities on the New York Stock Exchange, the American Stock Exchange or the NASDAQ National Market shall have been suspended or limitations or minimum prices shall have been established on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market or if a banking moratorium shall have been declared either by the United States or New York State authorities, or if the United States shall have declared war in accordance with its constitutional processes or there shall have occurred any material outbreak or escalation of hostilities or other national or international calamity or crisis of such magnitude in its effect on the financial markets of the United States as, in your judgment, to make it impracticable to market the Shares.

     If the sale to the Underwriter of the Shares, as contemplated by this Agreement, is not carried out by the Underwriter for any reason permitted under this Agreement or if such sale is not carried out because the Company or the Selling Stockholders, as the case may be, shall be unable to comply with any of the terms of this Agreement, the Company or the Selling Stockholders, as the case may be, shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 6(a), 7 and 11 hereof), and the Underwriter shall be under no obligation or liability to the Company and the Selling Stockholders under this Agreement (except to the extent provided in Section 10 hereof).

     10.  Indemnity and Contribution.

          (a) The Company agrees to indemnify, defend and hold harmless the Selling Stockholders, the Underwriter, their respective partners, directors and officers, and any person who controls any Selling Stockholder or the Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons (the "indemnified persons") from and against any loss, damage, expense, liability or claim

(including the reasonable cost of investigation) which, jointly or severally, any such indemnified person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof) or in a Prospectus (the term Prospectus for the purpose of this Section 11 being deemed to include any Preliminary Prospectus, the Prospectus and the Prospectus as amended or supplemented), or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in either such Registration Statement or Prospectus or necessary to make the statements made therein not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by the Underwriter to the Company expressly for use with reference to the Underwriter in such Registration Statement or such Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement or Prospectus or necessary to make such information not misleading.

     If any action, suit or proceeding (together, a "Proceeding") is brought against any such indemnified person in respect of which indemnity may be sought against the Company pursuant to the foregoing paragraph, such indemnified person shall promptly notify the Company in writing of the institution of such Proceeding and the Company shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified persons and payment of all fees and expenses; provided, however, that the omission to so notify the Company shall not relieve the Company from any liability which the Company may have to any such indemnified person or otherwise. Such indemnified persons shall have the right to employ their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified persons unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such Proceeding or the Company shall not have, within a reasonable period of time in light of the circumstances employed counsel to have charge of the defense of such Proceeding or such indemnified person or persons shall have reasonably concluded that there may be defenses available to it or them which are different from, additional to or in conflict with those available to the Company (in which case the Company shall not have the right to direct the defense of such Proceeding on behalf of the indemnified persons), in any of which events such fees and expenses shall be borne by the Company and paid as incurred (it being understood, however, that the Company shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified persons who are parties to such Proceeding). The Company shall not be liable for any settlement of any such Proceeding effected without its written consent but if settled with the written consent of the Company, the Company agrees to indemnify and hold harmless any Underwriter and any such indemnified person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified person shall have requested an indemnifying party to reimburse the indemnified person for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified persons in accordance with such request prior to the date of such settlement and (iii) such indemnified person shall have given the indemnifying party at least 30 days' prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified persons, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified person is or could have been a party and indemnity could have been sought hereunder by such indemnified person, unless such settlement includes an unconditional release of such indemnified person from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault, culpability or a failure to act, by or on behalf of such indemnified person.

          (b) The Underwriter severally agrees to indemnify, defend and hold harmless the Company, its directors and officers, and any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Company or any such person may incur under the Act, the Exchange Act or common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by the Underwriter to the Company expressly for use with reference to the Underwriter in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof) or in a Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement or Prospectus or necessary to make such information not misleading.

     If any Proceeding is brought against the Company or any such person in respect of which indemnity may be sought against the Underwriter pursuant to the foregoing paragraph, the Company or such person shall promptly notify the Underwriter in writing of the institution of such Proceeding and the Underwriter shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses, provided, however, that the omission to so notify the Underwriter shall not relieve the Underwriter from any liability which the Underwriter may have to the Company or any such person or otherwise. The Company or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company or such person unless the employment of such counsel shall have been authorized in writing by the Underwriter in connection with the defense of such Proceeding or the Underwriter shall not have employed counsel to have charge of the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to or in conflict with those available to the Underwriter (in which case the Underwriter shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties, but the Underwriter may employ counsel and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of the Underwriter), in any of which events such fees and expenses shall be borne by the Underwriter and paid as incurred (it being understood, however, that the Underwriter shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). The Underwriter shall not be liable for any settlement of any such Proceeding effected without the written consent of the Underwriter but if settled with the written consent of the Underwriter, the Underwriter agrees to indemnify and hold harmless the Company and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and
(iii) such indemnified party shall have given the indemnifying party at least 30 days' prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding.

          (c) If the indemnification provided for in this Section 10 is unavailable to an indemnified party under subsections (a) and (b) of this
Section 10 in respect of any losses, damage, expenses, liabilities or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriter on the other in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriter on the other shall be deemed to be in the same respective proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and the total underwriting discounts and commissions received by the Underwriter, bear to the aggregate public offering price of the Shares. The relative fault of the Company on the one hand and of the Underwriter on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or by the Underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to in this subsection shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any claim or Proceeding.

          (d) The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 10 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (c) above. Notwithstanding the provisions of this Section 10, the Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by the Underwriter and distributed to the public were offered to the public exceeds the amount of any damage which the Underwriter has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 10 are several in proportion to their respective underwriting commitments and not joint.

          (e)  The indemnity and contribution agreements contained in this
Section 10 and the covenants, warranties and representations of the Company and the Selling Stockholder contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the Underwriter, its directors and officers or any person (including each partner, officer or director of such person) who controls the Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, or by or on behalf of the Company, its directors or officers, any Selling Stockholder or any person who controls the Company within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the issuance and delivery of the Shares. The Company, each Selling Stockholder and the Underwriter agree promptly to notify each other commencement of any Proceeding against it and, in the case of the Company, against any of the Company's officers or directors in connection with the issuance and sale of the Shares, or in connection with the Registration Statement or Prospectus.

     11. Notices. Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram and, if to the Underwriters, shall be sufficient in all respects if delivered or sent to Warburg Dillon Read LLC, 299 Park Avenue, New York, NY 10171-0026, Attention:
Syndicate Department, if to the Company, shall be sufficient in all respects if delivered or sent to the Company at the offices of the Company at

3901 North First Street, San Jose, CA 95134-1599, Attention: ____________ and, if to any of the Selling Stockholders, shall be sufficient in all respects if delivered or sent to such Selling Stockholder at its address set forth on Schedule A hereto.

     12. Governing Law; Construction. This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement ("Claim"), directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York. The Section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

     13. Submission to Jurisdiction. Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Company consents to the jurisdiction of such courts and personal service with respect thereto. The Company hereby consents to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Agreement is brought by any third party against Warburg Dillon Read LLC or any indemnified party. Each of Warburg Dillon Read LLC and the Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) waives all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The Company agrees that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Company and may be enforced in any other courts in the jurisdiction of which the Company is or may be subject, by suit upon such judgment.

     14. Parties at Interest. The Agreement herein set forth has been and is made solely for the benefit of the Underwriter, the Company, the Selling Stockholders and to the extent provided in Section 10 hereof the controlling persons, directors and officers referred to in Such Section, and their respective successors, assigns, heirs, pursuant representatives and executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from the Underwriter) shall acquire or have any right under or by virtue of this Agreement.

     15. Counterparts. This Agreement may be signed by the parties in one or more counterparts which together shall constitute one and the same agreement among the parties.

16. Successors and Assigns. This Agreement shall be binding upon the Underwriter, the Selling Stockholders and the Company and their successors and assigns and any successor or assign of any substantial portion of the Company's and the Underwriter's respective businesses and/or assets.

        If the foregoing correctly sets forth the understanding among the Company, the Selling Stockholder and the Underwriters, please so indicate in the space provided below for the purpose, whereupon this letter and your acceptance shall constitute a binding agreement among the Company, the Selling Stockholder and the Underwriters, severally.

                                      Very truly yours,

                                      CYPRESS SEMICONDUCTOR CORPORATION

                                      By:
                                         ---------------------------------------
                                      Title:
                                            ------------------------------------

                                      [NAME OF SELLING STOCKHOLDER]

                                      By:
                                         ---------------------------------------


                                      [NAME OF SELLING STOCKHOLDER]

                                      By:
                                         ---------------------------------------




Accepted and agreed to as of the date first above written

WARBURG DILLON READ LLC


By:
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Title:
      ------------------------------------
By:
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Title:
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